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                         Holobeam, Inc.
                            Form 10K
                       September 30, 2005
                           Exhibit B
                         Certification


     Certification of Principal Executive Officer pursuant to 18
U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     In connection with the Annual Report of Holobeam, Inc. (The Registrant) on Form 10K for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Melvin S. Cook, President of the Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all respects, the financial condition and results of operations of the Registrant.

     A signed original of this written statement required by Sec.906 has been provided to Holobeam, Inc. And will be retained by Holobeam, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.



/s/ Melvin S. Cook
MELVIN S. COOK
CHAIRMAN AND PRESIDENT
December 16, 2005






                              36

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
                         Holobeam, Inc.
                            Form 10K
                       September 30, 2005
                           Exhibit C
                         Certification


     Certification of Chief Financial Officer pursuant to 18
U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     In connection with the Annual Report of Holobeam, Inc. (The Registrant) on Form 10K for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, William M. Hackett, Treasurer of the Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all respects, the financial condition and results of operations of the Registrant.

     A signed original of this written statement required by Sec. 906 has been provided to Holobeam, Inc. And will be retained by Holobeam, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.



/s/ William M. Hackett
WILLIAM H. HACKETT
TREASURER
December 16, 2005



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